COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 16, 2015
To the Stockholders of Communication Intelligence Corporation:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Communication Intelligence Corporation, a Delaware corporation (the "Company"), will be held at the Company's Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, on December 16, 2015, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:
1.	To elect seven directors;
2.	To ratify the appointment of Armanino, LLP as the Company's independent auditors for the year ending December 31, 2015; and
3.	To transact such other business as may properly come before the Annual Meeting.
You are urged to carefully read the attached Proxy Statement and the additional information concerning the matters to be considered at the meeting. The Board of Directors has fixed the close of business on November 16, 2015, as the record date. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. A list of the stockholders will be available for inspection at the Company's Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, at least ten days before the Annual Meeting and at the Annual Meeting.
YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS STILL IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, TELEPHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME.
Redwood Shores, California November 19, 2015	By Order of the Board of Directors

Philip S. Sassower Co-Chairman and Chief Executive Officer

COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
This Proxy Statement and the accompanying proxy card are being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use in voting at the Company's Annual Meeting of Stockholders to be held at the Company's Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores California, 94065, on December 16, 2015, at 1:00 p.m. Pacific Time, and any adjournments or postponements thereof (the "Annual Meeting").
At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following:
1.	To elect seven directors;
2.	To ratify the appointment of Armanino, LLP as the Company's independent auditors for the year ending December 31, 2015; and
3.	To transact such other business as may properly come before the Annual Meeting.
This Proxy Statement and the accompanying proxy card, together with a copy of the Company's Annual Report to Stockholders, are first being mailed or delivered to stockholders of the Company on or about November 23, 2015.
WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO VOTE YOUR SHARES BY PROXY VIA INTERNET, TELEPHONE OR MAIL, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.
VOTING SECURITIES
The Board of Directors has fixed November 16, 2015 as the record date ("Record Date") for purposes of determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of shares of the Company's Common Stock ("Common Stock") and Series A-1 Cumulative Convertible Preferred Stock ("Series A-1 Preferred Stock"), Series B Participating Convertible Preferred Stock ("Series B Preferred Stock"), Series C Participating Convertible Preferred Stock ("Series C Preferred Stock"), Series D-1 Participating Convertible Preferred Stock ("Series D-1 Preferred Stock") and Series D-2 Participating Convertible Preferred Stock ("Series D-2 Preferred Stock")at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were approximately 712 beneficial owners of 234,307,542 outstanding shares of our Common Stock, four beneficial owners of 928,657 outstanding shares of our Series A-1 Preferred Stock, 37 beneficial owners of 13,190,949 outstanding shares of our Series B Preferred Stock, 36beneficial owners of 5,356,259 outstanding shares of our Series C Preferred Stock, 50 beneficial owners of 7,877,863 outstanding shares of Series D-1 Preferred Stock and 74 beneficial owners of 6,223,488 outstanding shares of Series D-2 Preferred Stock.  Each holder of Common Stock is entitled to one vote for each share of our Common Stock held by such holder. Except as otherwise required by law or our Certificate of Incorporation, Shares of Series A-1 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D-1 Preferred Stock and Series D-2 Preferred Stock vote with the holders of Common Stock on an as-converted basis.
As of the record date each share of (i) Series A-1 Preferred Stock is convertible into 7.1429 shares of Common Stock. Accordingly, the 605,324 outstanding shares of Series A-1 Preferred Stock are convertible into 6,633,304 shares of

Common Stock, and the holders of Series A-1 Preferred Stock are entitled to 6,633,304 votes for their shares of Series A-1
Preferred Stock, (ii) Series B Preferred Stock are convertible into 23.0947 shares of Common Stock. Accordingly, the 13,190,949 outstanding shares of Series B Preferred Stock are convertible into 304,011,802 shares of Common Stock, and the holders of Series B Preferred Stock are entitled to 304,011,802 votes for their shares of Series B Preferred Stock, (iii) Series C Preferred Stock is convertible into 44.4444 shares of Common Stock. Accordingly, the 5,356,259 outstanding shares of Series C Preferred Stock are convertible into 238,055,717 shares of Common Stock, and the holders of Series C Preferred Stock are entitled to 238,055,717 votes for their shares of Series C Preferred Stock, (iv) Series D-1 Preferred Stock is convertible into 44.4444 shares of Common Stock. Accordingly, the 7,877,863 outstanding shares of Series D-1 Preferred Stock are convertible into 350,126,894 shares of Common Stock, and the holders of Series D-1 Preferred Stock are entitled to 350,126,894 votes for their shares of Series D-1 Preferred Stock and (v) Series D-2 Preferred Stock is convertible into 20.0000 shares of Common Stock. Accordingly, the 6,223,488 outstanding shares of Series D-2 Preferred Stock are convertible into 124,469,760 shares of Common Stock, and the holders of Series D-1 Preferred Stock are entitled to 124,469,760 votes for their shares of Series D-2 Preferred Stock on all matters to be voted on by the holders of the Common Stock. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder "FOR," "AGAINST" or "ABSTAIN" on the proxy card, which is duly returned and properly executed, the shares will be voted accordingly. If no choice is specified on the returned and properly executed proxy card, the shares will be voted FOR each nominated director and FOR approval of all proposals described in the Notice of Annual Meeting and in this Proxy Statement. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock (including outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock being voted on an as-converted basis) entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.
Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:
•	By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.
•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.
•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.
If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.
If your shares are held in "street name" (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.
Attendance at the meeting will not automatically revoke a previously-submitted, properly-executed proxy. A stockholder executing a proxy card pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:
•	delivering to the Secretary of the Company a signed notice of revocation;
·	delivering a properly executed proxy card with a later date than the proxy card being revoked;
•	submitting a proxy by Internet or telephone at a later date than the proxy card being revoked; or
•	attending the meeting, revoking the previously-granted proxy and voting in person.

In order to be effective, all revocations or a subsequently filed proxy card must be delivered to the Company at the address listed above no later than December 15, 2015, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals set forth in this Proxy Statement.
Proxy cards marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstention is indicated. Broker "non-votes" (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.
If a quorum is present at the Annual Meeting:
(a)            (i) the three nominees for Preferred Stock Director (as identified in Proposal 1 below), two of which have been designated by Phoenix Venture Fund LLC ("Phoenix") and the other of which has been designated by a majority of the outstanding shares of Series B Preferred Stock, will be elected by the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, and (ii) the four nominees for Common Stock Director (as identified in Proposal 1 below) receiving the greatest number of votes (a plurality) from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, will be elected. Abstentions and broker non-votes will not affect whether director nominees have received the requisite number of affirmative votes.
(b)            The proposal to ratify Armanino, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015, will be approved if it receives more affirmative votes than negative votes from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis. Abstentions and broker non-votes will not affect the passage of this proposal.
A proxy card gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company's proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid non-revoked proxies will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL PROPOSALS. If any other matter properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.
The Company will pay the cost of its proxy solicitation. Some of the Company's employees may also solicit stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. Your cooperation in promptly submitting your proxy via Internet, telephone or mail will help to avoid additional expense.
If you are a stockholder of record and you plan to attend the Annual Meeting, please indicate this when you vote your shares via Internet, telephone or mail. If you are a beneficial owner of shares of Common Stock or Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock or Series D-2 Preferred Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from the bank, broker or other nominee are examples of proof of ownership. If you want to vote in person your shares of the Company's stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record.

PROPOSAL 1
ELECTION OF DIRECTORS
The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. The authorized number of directors is seven. The current Board of Directors consists of seven persons.
So long as 20% of the shares of Series B Preferred Stock originally issued in August 2010 remain outstanding, the Company's Board will consist of (i) three Preferred Stock Directors (as identified below), two of which are designated by

Phoenix and the other of which is designated by a majority of the outstanding shares of Series B Preferred Stock, who will be elected by the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, and (ii) four Common Stock Directors (as identified below), who will be elected by the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock voting together as one class on an as-converted basis.  Phoenix has designated Philip S. Sassower and Andrea Goren as Preferred Stock Director nominees, and holders of a majority of the shares of Series B Preferred Stock have designated Michael Engmann as the other Preferred Stock Director nominee.  Jeffrey Holtmeier, David Welch, Stanley Gilbert and Francis Elenio were selected as the Common Stock Director nominees by the independent directors of the Board, and their selection as Common Stock Director nominees was subsequently ratified by the full Board. Each director elected at this Annual Meeting will serve for one year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

Unless otherwise instructed, the proxy holders named in the proxy card will vote (i) the shares of Series B Preferred Stock and Series C Preferred Stock represented by proxies received by them for the election of the three Preferred Stock Director nominees to the Board of Directors, and (ii) the shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock represented by proxies received by them for the election of the two Common Stock Director nominees to the Board of Directors. In the event that any Preferred Stock Director or Common Stock Director nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated in accordance with the above parameters. The Company is not aware of any nominee who will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS CONSIDERED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE DIRECTOR NOMINEES.
Director Nominees
The following table sets forth certain information concerning the Directors of the Company (each of whom is also a Director Nominee):
PREFERRED STOCK DIRECTORS:
Name	Age	Year First Elected or Appointed
Philip S. Sassower	75	2010
Michael W. Engmann	67	2015
Andrea Goren	48	2010

COMMON STOCK DIRECTORS:
Name	Age	Year First Elected or Appointed
David E. Welch(1)(2)	68	2004
Stanley Gilbert(2)	76	2011
Jeffrey Holtmeier(1)(2)	57	2011
Francis Elenio(1)	49	2015

(1)	Member of the Audit Committee (Chairman, David E. Welch)
(2)	Member of the Compensation Committee (Chairman, Stanley Gilbert)
 The business experience of each of the directors for at least the past five years includes the following:
Philip S. Sassower has served as the Company's Chief Executive Officer since August 2010.  Mr. Sassower also serves as the Company's Co-Chairman.  Mr. Sassower is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Sassower has also been Chief Executive Officer of Phoenix Enterprises LLC, a private equity firm, and has served in that capacity since 1996. In addition, Mr. Sassower has served as Chief Executive Officer of Xplore Technologies Corp. (OTCQB: XLRT) since February 2006 and has been a director of Xplore Technologies Corp. and served as Chairman of its board of directors since December 2004. On May 13, 2008, Mr. Sassower was named Chairman of the Board of The Fairchild Corporation (NYSE: FA), a motorcycle accessories and aerospace parts and services company. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. On January 7, 2010, The Fairchild Corporation's plan of liquidation was declared effective and the company's board of directors was relieved of its duties. Mr. Sassower also served as Chairman of the Board of the Company from 1998 to 2002 and as Co-Chief Executive Officer of the Company from 1997 to 1998. Mr. Sassower is co-manager of the managing member of Phoenix Venture Fund LLC. Mr. Sassower's qualifications to serve on the Board of Directors include more than 40 years of business and investment experience. Mr. Sassower has developed extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing changes.

Michael W. Engmann has served as the Company's Co-Chairman since October 2015. Mr. Engmann has approximately 40 years experience in building successful financial service companies. He began his career as a trader and was one of the pioneer market-makers in the Pacific Stock Exchange's options program. He founded Sage Clearing Corporation, a cutting-edge stock and options clearing company for professional traders sold to ABN Amro Inc. in 1988, Preferred Trade, Inc., a broker-dealer providing research and trade execution services sold to Fimat in May 2005, and Revere Data LLC, a global financial and market data company sold to Factset in 2013. Mr. Engmann's qualifications to serve on the Board of Directors include more than 40 years of business and investment experience. Mr. Engmann's election is subject to approval by a majority of the Company's Series B and Series C Preferred stockholders voting together as a separate class on an as converted to common stock basis at the Annual Meeting.

Andrea Goren has served as a director since August 2010. Mr. Goren was appointed the Company's Chief Financial Officer in December 2010.  Mr. Goren is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Goren is co-manager of the managing member of Phoenix Venture Fund LLC, the Company's largest shareholder. Prior to that, Mr. Goren served as Vice President of Shamrock International, Ltd., a private equity firm. Mr. Goren has been a director of Xplore Technologies Corp. (OTCQB: XLRT) since December 2004 and serves on its Executive Committee, and a director of The Fairchild Corporation (NYSE: FA) from May 2008 to January 2010. Mr. Goren's qualifications to serve on the Board of Directors include his experience and knowledge acquired in approximately 16 years of private equity investing and his extensive experience working with management teams and boards of directors.

David E. Welch has served as a director since March 2004. From July 2002 to present Mr. Welch has been the principal of David E. Welch Consulting, a financial consulting firm. Mr. Welch has also been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite-based asset tracking and reporting equipment, from April 2004 to present. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002.  Mr. Welch has held positions as Director of Management Information Systems and Chief Information Officer with Micromedex, Inc. and Language Management International from 1995 through 1998. Mr. Welch other directorships have been with AspenBio Pharma, Inc., from 2004 to present, PepperBall Technologies, Inc. from January 2007 to January 2009 and Advanced Nutraceuticals, Inc., from 2003 to 2006. Mr. Welch is a Certified Public Accountant licensed in the state of Colorado. He serves on CIC's audit and compensation committees. Mr. Welch's qualifications to serve on the Board of Directors include his significant accounting and financial expertise.

Stanley L. Gilbert has served as a director since October 2011. Mr. Gilbert has more than 45 years of experience as a lawyer with primary specialties in wills, trusts, estate planning and administration, as well as tax planning. Mr. Gilbert is Founder, and, has been President of Stanley L. Gilbert PC since 1982. Mr. Gilbert has also been a partner of a number of law firms, including Nager Korobow, Bell Kallnick Klee and Green, and Migdal Pollack Rosenkrantz and Sherman. Mr. Gilbert has served as a Director of Planned Giving at Columbia University Medical Center's Nathaniel Wharton Fund, which supports a broad variety of projects in basic research, clinical care and teaching since 2001. Mr. Gilbert serves on CIC's compensation committee. Mr. Gilbert's qualifications to serve on the Board of Directors include his significant tax and accounting expertise acquired through his years of practicing law.

Jeffrey Holtmeier has served as a director since August 2011. Mr. Holtmeier has more than 25 years of successful entrepreneurship in the technology and communications fields. As CEO of GENext from 2001 to present, and through its subsidiary China US Business Development, LLC, Mr. Holtmeier has assisted many US companies in establishing relationships in China, where he also co-founded Koncept International, Inc., a Chinese-based VoIP and digital media technology company. Prior to his involvement in the Chinese market, Mr. Holtmeier founded, built over seventeen years and successfully sold InfiNET in 2001 to Teligent, a NASDAQ listed company. Mr. Holtmeier was a recipient of the prestigious Ernst & Young, NASDAQ/USA Today "Entrepreneur of the Year" award in 1999, and has served on the boards of numerous corporations and non-profit organizations. He serves on CIC's audit and compensation committees. Mr. Holtmeier's qualifications to serve on the Board of Directors include his experience as a successful entrepreneur.

Francis Elenio has served as a director since November 2015, after having served as a director from August 2010 to October 2011. Mr. Elenio has over 25 years experience working with corporations as a strategic, solution-driven professional focused on finance and accounting, operations and turn-around management. Mr. Elenio has extensive CFO level experience at public and private companies, including Wilshire Enterprises, Inc., a real estate investment and management company, WebCollage, Inc., an internet content integrator for manufacturers, GoAmerica, Inc., a wireless internet service provider and Roomlinx, Inc., a provider of wireless high speed internet access to hotels and conference centers. Both a CPA and an MBA, Mr. Elenio is an Adjunct Professor of finance at Seton Hall University. Mr. Elenio serves on the Company's audit committee. Mr. Elenio's qualifications to serve on the Board of Directors and Audit Committee include his experience as a CFO working with companies like CIC.

Executive Officers
The following table sets forth the name and age of each executive officer of the Company, or named executive officers, and all positions and offices of the Company presently held by each of them.
Name	Age	Positions Currently Held
Philip S. Sassower	75	Co-Chairman of the Board and Chief Executive Officer
Michael W. Engmann	67	Co-Chairman of the Board
Andrea Goren	48	Chief Financial Officer
William Keiper	64	President and Chief Operating Officer
The business experience of each of the executive officers for at least the past five years includes the following:
Philip S. Sassower—see above under the heading "Proposal 1—Director Nominees."
Michael W. Engmann—see above under the heading "Proposal 1—Director Nominees."
Andrea Goren—see above under the heading "Proposal 1—Director Nominees."
William Keiper was appointed the Company's President and Chief Operating Officer in December 2010. Mr. Keiper is Managing Partner of FirstGlobal Partners LLC where he specializes in working with investors and Boards of Directors in resolving issues related to business continuity, performance and sustainable value creation. Mr. Keiper has over 30 years of business experience, more than 18 of which have been in the management of software, technology and IT product distribution and services organizations. He was President and Chief Executive Officer of Hypercom Corporation (NYSE: HYC) from 2005 to 2007 and served as a member of its Board of Directors from 2000 to 2007. He was Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company, from 2002 to 2005. From 1997 to 2002, he served as a principal in mergers and acquisitions firms serving middle market software and IT services companies. He was Chief Executive Officer of Artisoft, Inc., a public networking and communications software company, from 1993 to 1997, and its Chairman from 1995 to 1997. He held several executive positions, including President and Chief Operating Officer, of MicroAge, Inc., an indirect sales-based IT products distribution and services company, from 1986 to 1993, where he was a key executive in helping to profitably drive more than a billion dollar revenue increase over the course of his tenure with the company.

BOARD OF DIRECTOR MEETINGS AND COMMITTEES
The Company's affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company's affairs through oral and written reports by management, Board and committee meetings and other means. The Company's directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company's affairs. During 2014, the Board of Directors held one in person meeting and six telephonic meetings. Except for the meetings of the Audit Committee, which were held separately, all committee meetings were held concurrently with the formal meetings of the Board of Directors. For the year ended December 31, 2014, each incumbent director participated in all of the formal meetings of the Board and each committee on which he served.

Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification from the Board. There are no family relationships between the Company's directors and executive officers.
Director Independence
The Board of Directors has determined that Messrs. Gilbert, Holtmeier, Welch and Elenio are "independent," as defined under the rules of the NASDAQ Stock Market relating to director independence, and Messrs. Sassower, Goren and Engmann are not independent under such rules. Messrs. Gilbert, Welch and Holtmeier serve on the Compensation Committee of the Board of Directors. Each of the members of the Compensation Committee is independent under the rules of the NASDAQ Stock Market relating to director independence. Messrs. Welch Holtmeier and Elenio serve on the Audit Committee of the Board of Directors. Under the applicable rules of the NASDAQ Stock Market and the SEC relating to independence of Audit Committee members, the Board of Directors has determined that Messrs. Welch Holtmeier and Elenio are independent.
Board Committees
The Company's Board of Directors has two standing committees as set forth below. The members of each committee are appointed by the Board of Directors.
Audit Committee.  The Audit Committee assists the Board of Directors in the exercise of its fiduciary responsibility of providing oversight regarding the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company, oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. The members of the Audit Committee are Messrs. Welch Holtmeier and Elenio. Mr. Welch serves as the Audit Committee's financial expert. Messrs. Welch, Holtmeier and Elenio are independent as defined under applicable rules of the NASDAQ Stock Market and the SEC relating to independence of Audit Committee member. The Audit Committee conducted five meetings in the year ended December 31, 2014 and all members attended that meeting, other than Mr. Elenio, who replaced Mr. Gilbert on the Audit Committee in November 2015. A copy of the Audit Committee charter can be found at our website, www.cic.com.
Compensation Committee.  The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administers the Company's stock option plans. The members of the Compensation Committee are Messrs.  Gilbert, Welch and Holtmeier. During 2014, the Compensation Committee held one formal meeting in the year ended December 31, 2014. The Board has adopted a Compensation Committee Charter, a copy of which can be found on our website, www.cic.com.
Nominating Committee.  The Company does not have a standing Nominating Committee.  The independent members of the Board of Directors select and recommend to the full Board of Directors for approval nominees for the Common Stock Director positions. The Board then determines whether to approve of such nominations and present them to the Company's stockholders for election to the Board of Directors. When selecting Common Stock Director nominees, the independent directors review the appropriate skills and characteristics required of directors in the context of prevailing business conditions. In general, the Company's Board believes that all of its directors should possess the highest personal and professional ethics, integrity, and values, and that they should committed to representing the long-term interests of the stockholders. Directors should also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to the Company's business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.  While not maintaining a specific policy on Board diversity requirements, the Board believes that diversity is an important factor in determining the composition of the Board and, therefore, seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board.

The Board does not currently engage any third-party director search firms for purposes of identifying candidates for Board service, but may do so in the future if it deems appropriate and in the best interests of the Company.  The Board annually evaluates the Board's composition.  This evaluation enables the Board to update the skills and experience they seek in the Board as a whole and in individual directors, as the Company's needs evolve and change over time.

Nominations of Common Stock Director candidates by stockholders of the Company may be submitted if such nominations are made with timely notice in writing to the Secretary.  For more information on this process, please see the information provided under the heading "Stockholder Proposals and Stockholder Nominations of Directors" below. The current Common Stock Director nominees were selected by the independent members of the Board of Directors, which Common Stock Director nominees were then ratified by the entire Board of Directors.  The independent directors will evaluate any Common Stock Director candidate submitted by a stockholder in the same manner in which they would evaluate a candidate selected by the independent directors, employing the criteria for Board service identified above in connection with their evaluations of all such candidates.

The Board does not currently have a charter or formal policy with respect to the consideration of Common Stock Director candidates recommended by stockholders.  The Board has not adopted a formal policy with respect to the consideration of Common Stock Director candidates, as it has concluded that the independent directors will fairly evaluate Common Stock Director candidates put forward by stockholders, notwithstanding the absence of a formal policy.

Leadership Structure of Board of Directors
The Company's Chief Executive Officer Mr. Sassower also serves as its Co-Chairman of the Board. The Board believes that, given the size of the Company and resources available to the Company, the interests of all stockholders have been appropriately taken into consideration by having the same person holding the positions of Chief Executive Officer and Co-Chairman of the Board. The Company's current Chief Executive Officer possesses an in-depth knowledge of the Company, its operations, and the array of business challenges faced by the Company, all of which have been gained through years of association with the Company. The Board believes that these experiences and other insights place the Chief Executive Officer in a position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its stockholders.
The Board has not previously designated a lead independent director because it concluded that it was unnecessary in light of the independence of a majority of the members of the Board. As indicated above, all directors other than Messrs. Sassower, Goren and Engmann are independent. Each independent director may call meetings of the independent directors, and may request agenda topics to be added or considered with in more detail at meetings of the full Board or an appropriate Board committee. Accordingly, the oversight of critical matters, such as the integrity of the Company's financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of the Board and key committees is entrusted to independent directors.
Role of Board of Directors in Risk Oversight
The entire Board and each of its standing committees are involved in overseeing risk associated with the Company and its business. The Board monitors the Company's governance by review with management and outside advisors, as considered necessary. The Board has delegated certain risk management responsibilities to the Board committees. The Board and the Audit Committee monitor the Company's liquidity risk, regulatory risk, operational risk and enterprise risk by reviews with management and independent accountants and other advisors, as considered necessary. In its periodic meetings with the independent accountants, the Audit Committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. As part of its responsibilities as set forth in its charter, the Compensation Committee reviews the impact of the Company's executive compensation program and the associated incentives to determine whether they present a significant risk to the Company.
Communications to the Board
The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations. Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairmen of the Board, the Chairman of the Audit Committee and the Company's Chief Financial Officer. Based on the input and decision of these persons, along with the entire Board, if it is deemed necessary, the Company will respond to the communications. Stockholders should not communicate with individual directors unless requested to do so.
See STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS, page 4, for information regarding the process for stockholders to nominate individuals for election to the Board of Directors.
DIRECTOR COMPENSATION
For their service as directors of the Company, all non-employee directors receive a fee of $1,000 for each meeting of the Board of Directors attended, in person, and all directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attending such meetings. Generally, each non-employee director receives an option to acquire 1,000,000 shares of Common Stock upon joining the Board, and may receive additional options thereafter so long as they continue to serve as a member of the Board of Directors. The exercise price of all options granted to directors is equal to the market closing price on the date of grant; the options vest quarterly over three years and have a seven-year term.
The following table provides information regarding the compensation of the Company's non-employee directors for the year ended December 31, 2014:

Name	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Current Directors
Stanley Gilbert	$1,000	$ ─	$ ─	$ ─	$ ─	$ ─	$1,000
Jeffrey Holtmeier	$1,000	$ ─	$ ─	$ ─	$ ─	$ ─	$1,000
David Welch	$1,000	$ ─	$ ─	$ ─	$ ─	$ ─	$1,000
Francis Elenio	$ ─	$ ─	$ ─	$ ─	$ ─	$ ─	$ ─
Michael Engmann	$ ─	$ ─	$ ─	$ ─	$ ─	$ ─	$ ─

(1)	The amounts provided in this column represent the fees paid for attendance at the November 11, 2014 Board of Directors Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of November 16 2015, with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table under the heading "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.  Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person's address is c/o Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065-1413. The amounts are not stated in thousands.

	Common Stock		Series A-1 Preferred Stock		Series B Preferred Stock
Name of Beneficial Owner	Number of Shares (1)	Percent Of Class (1)	Number of Shares (2)	Percent Of Class (2)	Number of Shares (3)	Percent Of Class (3)
Philip S. Sassower (7)	444,427,060	71.8%	−	−	7,606,578	57.7%
Andrea Goren (8)	412,768,671	69.9%	−	−	7,640,025	57.9%
Stanley Gilbert (9)	54,921,845	19.7%	−	−	167,235	1.3%
Jeffrey Holtmeier (10)	2,423,540	1.0%	−	−	−	−
David E. Welch (11)	1,890,272	*	−	−	−	−
Michael W. Engmann (12)	227,524,729	50.1%	553,208	59.6%	631,457	4.8%

	Common Stock		Series A-1 Preferred Stock		Series B Preferred Stock
Name of Beneficial Owner	Number of Shares (1)	Percent Of Class (1)	Number of Shares (2)	Percent Of Class (2)	Number of Shares (3)	Percent Of Class (3)
William Keiper (14)	26,927,933	10.3%	−	−	−	−
All directors and executive officers as a group (6 persons) (15)	775,061,316	83.1%	553,208	59.6%	8,438,717	64.0%
5% Shareholders
Phoenix Venture Fund LLC (16)	395,822,796	69.0%	−	−	7,606,578	59.2%

	Series C Preferred Stock		Series D-1 Preferred Stock		Series D-2 Preferred Stock
Name of Beneficial Owner	Number of Shares (4)	Percent Of Class (4)	Number of Shares (5)	Percent of Class (5)	Number of Shares (6)	Percent of Class (6)
Philip S. Sassower (7)	2,301,713	43.0%	1,466,787	10.4%	198,504	2.5%
Andrea Goren (8)	2,264,858	42.3%	1,039,762	7.4%	107,337	1.7%
Stanley Gilbert (9)	475,654	8.9%	144,500	1.8%	153,580	2.5%
Jeffrey Holtmeier (10)	−	−			29,497	*%
David E. Welch (11)	−	−	−	−	−	−
Michael W. Engmann (12)	163,251	3.0%	2,291,788	16.3%	304,115	4.9%
William Keiper (13)	299,850	5.6%	−	−	−	−
All directors and executive officers as a group (6 persons) (15)	3,258,206	60.8%	3,992,023	28.3%	660,429	10.6%
5% Shareholders
Phoenix Venture Fund LLC (16)	2,247,120	42.0%	−	−	−	−
___________
*Less than 1%.

1.
Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise or conversion of all options, warrants and other securities convertible into Common Stock, including shares of Series A-1 Convertible Preferred Stock (the "Series A-1 Preferred"), Series B Participating Convertible Preferred Stock (the "Series B Preferred"), Series C Participating Convertible Preferred Stock (the "Series C Preferred") and Series D Preferred Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of November 16, 2015. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of November 16, 2015 or securities convertible into Common Stock within 60 days of November 16, 2015 are deemed outstanding and held by the holder of such shares of Common Stock, options, warrants, or the other convertible securities listed above for purposes of computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. The percentage of beneficial ownership of Common Stock beneficially owned is based on  shares of Common Stock,  shares of Series A-1 Preferred Stock,  shares of Series B Preferred Stock, shares of Series C Preferred Stock,  shares of Series D-1 Preferred Stock and  shares of Series D-2 Preferred Stock outstanding as of November 16, 2015. The shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock stated in these columns assume conversion of shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D-1 Preferred Stock and Series D-2 Preferred Stock.

2.
Each outstanding share of Series A-1 Preferred Stock is presently convertible into 7.1429 shares of Common Stock. The shares of Series A-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-1 Preferred Stock stated in these columns reflect ownership of shares of Series A-1 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-1 Preferred Stock beneficially owned is based on  shares of Series A-1 Preferred Stock outstanding as of November 16, 2015.

3.
Each outstanding share of Series B Preferred Stock is presently convertible into 23.0947 shares of Common Stock. The shares of Series B Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series B Preferred Stock stated in these columns reflect ownership of shares of Series B Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock at this ratio. The percentage of beneficial ownership of Series B Preferred Stock beneficially owned is based on  shares of Series B Preferred Stock outstanding as of November 16, 2015.

4.
Each outstanding share of Series C Preferred Stock is presently convertible into 44.444 shares of Common Stock. The shares of Series C Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series C Preferred Stock stated in these columns reflect ownership of shares of Series C Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock at this ratio. The percentage of beneficial ownership of Series C Preferred Stock beneficially owned is based on  shares of Series C Preferred Stock outstanding as of November 16, 2015.

5.
Each share of Series D-1 Preferred Stock is presently convertible into 44.444 shares of Common Stock. The shares of Series D-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series D-1 Preferred Stock stated in these columns reflect ownership of shares of Series D-1 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series D-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series D-1 Preferred Stock beneficially owned is based on  shares of Series D-1 Preferred Stock outstanding as of November 16, 2015.

6.
Each share of Series D-2 Preferred Stock is presently convertible into 20.000 shares of Common Stock. The shares of Series D-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series D-2 Preferred Stock stated in these columns reflect ownership of shares of Series D-2 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series D-2 Preferred Stock at this ratio. The percentage of beneficial ownership of Series D-2 Preferred Stock beneficially owned is based on 6,223,488 shares of Series D-2 Preferred Stock outstanding as of November 16, 2015.

7.
Represents (a) 59,458,106 shares of Common Stock, (b) 8,500,800 shares issuable to Mr. Sassower upon the exercise of options exercisable within 60 days of November 16, 2015, (c) 175,671,637 shares of Common Stock issuable upon the conversion of 7,606,578 shares of Series B Preferred Stock, (d) 102,298,253 share of Common Stock issuable upon the conversion of 2,301,713 shares of Series C Preferred Stock, (e) 65,190,468 shares of Common Stock issuable upon the conversion of 1,466,787 shares of Series D-1 Preferred Stock (f) 3,970,080 shares of Common Stock issuable upon the conversion of 198,504 shares of Series D-2 Preferred Stock and (g) 29,337,716 shares of Common Stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC and Phoenix Enterprises Family Fund. Please see footnote 14 below for information concerning shares of Common Stock beneficially owned by Phoenix. Along with Mr. Goren, Mr. Sassower is the co-manager of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and Phoenix Banner Holdings LLC, and, accordingly, Mr. Sassower may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein. Mr. Sassower's address is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Philip Sassower	SG Phoenix Ventures LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Enterprises Family Fund LLC	Phoenix Banner Holdings	Total
Common Shares	2,555,556		2,792,494	54,110,056			59,458,106
Stock Options	8,500,800						8,500,800
Series B Preferred Stock As If Converted to Common Stock				175,671,637			175,671,637
Series C Preferred Stock As If Converted to Common Stock				99,871,900	2,426,353		102,298,253
Series D-1Preferred Stock As If Converted to Common Stock	22,932,110					42,258,358	65,190,468
Series D-2 Preferred Stock As If Converted to Common Stock	1,907,940					2,062,140	3,970,080
Warrants	10,281,505	5,425,000		─		13,631,211	29,337,716
Total	46,177,911	5,425,000	2,792,494	329,653,593	2,426,353	57,951,709	444,427,060

8.
Represents (a) 56,921,550 shares of Common Stock, (b) 10,200,960 shares issuable upon the exercise of options exercisable within 60 days of November 16, 2015, (c) 176,444,085 shares of Common Stock issuable upon the conversion of 7,640,025 shares of Series B Preferred Stock, (d) 100,660,255 shares of Common Stock issuable upon the conversion of 2,264,858 shares of Series C Preferred Stock, (e) 46,211,598 shares of Common Stock issuable upon the conversion of 1,039,762 shares of Series D-1 Preferred Stock (f) 2,146,740 shares of Common Stock issuable upon the conversion of 107,337 shares of Series D-2 Preferred Stock and (g) 20,183,483 shares of Common Stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC, Andax LLC and Mr. Goren. Please see footnote 14 below for information concerning Phoenix's beneficial ownership. Mr. Goren is managing member Andax LLC and disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. Along with Mr. Sassower, Mr. Goren is the co-manager of SG Phoenix Ventures LLC, which has the power to vote and dispose of the shares held by Phoenix and by Phoenix Banner Holdings LLC, and accordingly, Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein. Mr. Goren's address is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Andrea Goren	Andax, LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Banner Holdings	Total
Common Shares	19,000		2,792,494	54,110,056		56,921,550
Stock Options	10,200,960					10,200,960
Series B Preferred Stock As If Converted to Common Stock		772,448		175,671,637		176,444,085
Series C Preferred Stock As If Converted to Common Stock		788,355		99,871,900		100,660,255
Series D-1 Preferred Stock As If Converted to Common Stock		3,953,240			42,258,358	46,211,598
Series D-2 Preferred Stock As If Converted to Common Stock		84,600			2,062,140	2,146,740
Warrants		1,127,272	5,425,000	─	13,631,211	20,183,483
Total	10,219,960	6,725,915	8,217,494	329,653,593	57,951,709	412,768,671

9.
Represents (a) 9,976,813 shares of Common Stock, (b) 1,833,600 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of November 16, 2015, (c) 3,862,242 shares of Common Stock issuable upon the conversion of 167,235 shares of Series B Preferred Stock, and (d) 21,139,966 shares of Common Stock issuable upon the conversion of 475,654 shares of Series C Preferred Stock, (e) 6,422,222 shares of Common Stock issuable upon the conversion of 144,500 shares of Series D-1 Preferred Stock, and (f) 3,071,600 shares of Common Stock issuable upon the conversion of 153,580 shares of Series D-2 Preferred Stock, and (g) 6,837,624 shares of Common Stock issuable upon the exercise of warrants, (see table below for details) (d). As manager of Galaxy LLC, Mr. Gilbert has the power to vote and dispose of the shares of Common Stock held by Galaxy LLC, and, accordingly, Mr. Gilbert may be deemed to be the beneficial owner of the shares owned by Galaxy LLC.

	Stanley Gilbert	Stanley Gilbert PC	Galaxy LLC	Mrs. Gilbert	Total
Common Shares	6,018,176	28,485	1,783,035	2,147,117	9,976,813
Stock Options	1,833,600				1,833,600
Series B Preferred Stock As If Converted to Common Stock	3,862,242				3,862,242
Series C Preferred Stock As If Converted to Common Stock	21,139,966				21,139,966
Series D-1 Preferred Stock As If Converted to Common Stock	6,422,222				6,422,222
Series D-2 Preferred Stock As If Converted to Common Stock	3,071,600				3,071,600
Warrants	6,837,624				6,837,624
Total	49,185,430	28,485	1,783,035	2,147,117	53,144,067

10.
Represents (a) 1,833,600 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of November 16, 2015, (b) 589,940 shares of Common Stock issuable upon the conversion of 29,497 shares of Series D-2 Preferred Stock owned by Genext, LLC ("Genext").  As manager of Genext, Mr. Holtmeier has the power to vote and dispose of the shares of Common Stock held by Genext, and, accordingly, Mr. Holtmeier may be deemed to be the beneficial owner of the shares owned by CUBD and Genext.

11.	Represents 1,890,272 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of November 16, 2015.

12.
Represents (a) 7,746,420 shares of Common Stock beneficially owned by Mr. Engmann, (b) 3,951,510 shares of Common Stock issuable upon the conversion of 553,208 shares of Series A-1 Preferred Stock beneficially owned by Mr. Engmann, (c) 14,583,310 shares of Common Stock issuable upon the conversion of 631,457 shares of Series B Preferred Stock beneficially owned by Mr. Engmann (d) 7,255,591 shares of Common Stock issuable upon the conversion of 163,251 shares of Series C Preferred Stock beneficially owned by Mr. Engmann (e) 101,857,244 shares of Common Stock issuable upon the conversion of 2,291,788 shares of Series D-1 Preferred Stock beneficially owned by Mr. Engmann (f) 6,082,300 shares of Common Stock issuable upon the conversion of 304,115 shares of Series D-2 Preferred Stock beneficially owned by Mr. Engmann and (g) an aggregate of 86,048,354 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of November 16, 2015 beneficially owned by Mr. Engmann. See the following table for more detail. Mr. Engmann's address is 220 Bush Street, No. 660, San Francisco, CA 94104. (See note 5 to the Consolidated Financial Statements). On November 16, 2015, Mr. Engmann was granted an option to purchase 1 million shares of Common Stock, none of which are exercisable within 60 days of November 16, 2015.

	Michael Engmann	MDNH Partners, LP	KENDU Partners Company	Total
Common Shares	2,461,716	4,041,140	1,243,564	7,746,420
Stock Options
Series A-1 Preferred Stock As If Converted to Common Stock	2,123,013	1,828,497	-	3,951,510
Series B Preferred Stock As If Converted to Common Stock	2,816,006	11,767,304	-	14,583,310
Series C Preferred Stock As If Converted to Common Stock	151,865	7,103,726	-	7,255,591
Series D-1 Preferred Stock As If Converted to Common Stock	101,857,244	-	-	101,857,244
Series D-2 Preferred Stock As If Converted to Common Stock	6,082,300	-	-	6,082,300
Warrants	86,048,354	-	-	86,048,354
Total	201,540,498	24,740,667	1,243,564	227,524,729

13.	On November 16, 2015, Mr. Elenio was granted an option to purchase 1 million shares of Common Stock, none of which are exercisable within 60 days of November 16, 2015.

14.
Represents (a) 12,868,239 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of 2015, (b) 13,326,653 shares issuable upon the conversion of 299,850 shares of Series C Preferred Stock beneficially owned by FirstGlobal Partners LLC ("FirstGlobal"). As manager of FirstGlobal, Mr. Keiper has the power to vote and dispose of the shares of Common Stock held by FirstGlobal and, accordingly, Mr. Keiper may be deemed to be the beneficial owner of the shares owned by FirstGlobal.

15.
Includes shares of Common Stock beneficially owned by Phoenix. Please see footnote 16 below for information concerning shares of Common Stock beneficially owned by Phoenix. Mr. Sassower and Mr. Goren are the co-managers of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, accordingly, Mr. Sassower and Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix. SG Phoenix Ventures LLC, Mr. Sassower and Mr. Goren each disclaim beneficial ownership of the shares owned by Phoenix, except to the extent of their respective pecuniary interests therein. The amount stated above includes an aggregate of 26,802,497 shares issuable upon the exercise of options within 60 days of November 16, 2015.

16.
SG Phoenix Ventures LLC is the Managing Member of Phoenix, with the power to vote and dispose of the shares of Common Stock held by Phoenix. Accordingly, SG Phoenix Ventures LLC may be deemed to be the beneficial owner of such shares. Andrea Goren is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. Philip Sassower is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix, and Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by SG Phoenix LLC, except to the extent of their respective pecuniary interests therein. The address of these stockholders is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Phoenix Venture Fund LLC	SG Phoenix Ventures LLC	Phoenix Banner Holdings	Total
Common Shares	54,110,056	2,792,492		56,902,550
Stock Options	-
Series B Preferred Stock As If Converted to Common Stock	180,834,550			180,834,550
Series C Preferred Stock As If Converted to Common Stock	102,807,097			102,807,097
Series D-1 Preferred Stock As If Converted to Common Stock			42,258,358	42,258,358
Series D-2 Preferred Stock As If Converted to Common Stock			2,062,140	2,062,140
Warrants	─	5,425,000	13,631,211	19,056,211
Total	329,653,593	8,217,494	57,951,709	347,642,703

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF ARMANINO, LLP AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014
On September 8, 2014, the Audit Committee of the Board of Directors appointed Armanino, LLP as the independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2014.
On September 5, the Audit Committee dismissed PMB Helin Donovan, LLP  as the Company's independent registered public accounting firm, and engaged Armanino, LLP as our new independent registered public accounting firm for the fiscal year ending December 31, 2014. The change in the Company's independent registered public accounting firm from PMB Helin Donovan, LLP to Armanino, LLP was reported in a Current Report on Form 8-K filed with the SEC on September 10, 2014.
The report of PMB Helin Donovan, LLP on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.
During the fiscal year ended December 31, 2013 and through September 4, 2014 (the "Relevant Period"), there were no disagreements with PMB Helin Donovan, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB Helin Donovan, LLP, would have caused PMB Helin Donovan, LLP to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K ("Reportable Events").
The Audit Committee appoints the independent registered public accounting firm annually. Before appointing Armanino, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, the Audit Committee carefully considered that firm's qualifications.
During the Relevant Period, neither the Company nor (to the Company's knowledge) anyone acting on behalf of the Company consulted with Armanino, LLP regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.
The selection of independent auditors is being submitted to a vote of the stockholders. If the appointment of the independent auditor is not ratified by stockholder vote, the Audit Committee may appoint another independent auditor or may decide to maintain its appointment of Armanino, LLP.
The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee has approved all services provided by Armanino, LLP and has reviewed and discussed with Armanino, LLP the fees paid to such firm, as described below.
A representative of Armanino, LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.
Audit and other Fees. PMB Helin Donovan, LLP served as the Company's auditors from May 2011 until September 2014. During fiscal years 2012 and 2013, the estimated fees for audit and other services performed by PMB Helin Donovan for the Company were as follows:

Nature of Service	Armanino LLP		PMB Helin Donovan
	2014		2014		2013
Audit Fees (1)		$14,433 (100%)		$83,445(92%)	$94,800 (91%)
Audit-Related Fees (2)	$	−	$	−	$1,900 (2%)
Tax Fees (3)	$	−		$7,300 (8%)	$7,500(7%)
All Other Fees (4)
Total		$14,443 (100%)		$90,745 (100%)	$104,200 (100%)

(1)
Audit fees related to the audit of the Company's annual consolidated financial statements for the years ended December 31, 2013 and 2014, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for such years.

(2)	Audit-related fees pertaining to 2013 and 2014 primarily included fees for revenue recognition and analysis relating to stock option grants under the Company's 2011 Stock Compensation Plan.
(3)	Tax fees in both 2013 and 2014 included services related to the Company's estimated tax payments and preparation of the Company's tax returns.
Pre-Approval Policies.
It is the policy of the Company not to enter into any agreement with its auditors to provide any non-audit services unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount the Company pays to the auditors during the fiscal year in which such services are rendered, (ii) such services were not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit are approved by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.  The Audit Committee will not approve any agreement in advance for non-audit services unless (x) the procedures and policies are detailed in advance as to such services, (y) the Audit Committee is informed of such services prior to commencement and (z) such policies and procedures do not constitute delegation of the Audit Committee's responsibilities to management under the Securities Exchange Act of 1934, as amended.
The Audit Committee has considered whether the provision of non-audit services has impaired the independence of Armanino, LLP and has concluded that Armanino, LLP is independent under applicable SEC and NASDAQ rules and regulations through September 30, 2015.
 Required Vote
Proposal 2 will be approved if there are more votes "FOR" the proposal than votes "AGAINST" the proposal.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARMANINO, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.
AUDIT COMMITTEE REPORT
General.  Under the Company's Audit Committee Charter, a copy of which can be found on our website, the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom is independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate at the time of their appointment, or within a reasonable period of time after appointment to the Committee. The Company believes all of the members of the Company's Audit Committee are independent notwithstanding the fact that one of the directors is not independent under applicable NASDAQ and SEC rules. Mr. Welch is the Committee's financial expert as such term is defined in applicable regulations and rules.

Responsibilities and Duties.  The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.
Specific Audit Committee Actions Related to Review of the Company's Audited Financial Statements.  In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2014 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor's independence, (iv) considered whether the provision of service represented under the headings on "Tax Fees" and "All Other Fees" as set forth above is compatible with maintaining the independent auditor's independence, and (v) based on such reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2014.
The Audit Committee of the Board of Directors

David E. Welch, Chairman Jeffrey Holtmeier Francis Elenio

EXECUTIVE COMPENSATION
The following table sets forth compensation awarded to, earned by or paid to the Company's Principal Executive Officer, regardless of the amount of compensation, and each executive officer of the Company for the years ended December 31, 2014 and 2013 whose total annual salary, bonus and option awards for 2014 exceeded $100,000.
Summary Compensation Table (in dollars)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Philip S Sassower, Co-Chairman and CEO	2014 2013	−(1) (1)	− −	− −	$ ─ $ 273,000	− −	− −	− −	− $273,000
William Keiper, President	2014 2013	−(2) (2)	− −	− −	$ ─ $ 168,000	− −	− −	− −	− $168,000
Andrea Goren, CFO	2014 2013	-(3) (3)	− −	− −	$ ─ $126,000	− −	− −	− −	− $126,000

1.	Mr. Sassower was appointed Chairman of the Board and Chief Executive Officer on August 5, 2010, and receives no compensation.

2.	Mr. Keiper was appointed President and Chief Operating Officer on December 7, 2010. Mr. Keiper receives no salary compensation from the Company.
(2)
3.	Mr. Goren was appointed Chief Financial Officer on December 7, 2010. Mr. Goren receives no compensation from the Company.

4.
The amounts provided in this column represent the aggregate grant date fair value of option awards granted to our officers, as calculated in accordance with FASB ASC Topic 718, Stock Compensation. Mr. Sassower has 5,334,199 options that are vested and exercisable within sixty days of December 31, 2014.  Mr. Keiper has 10,667,199 options that are vested and exercisable within sixty days of December 31, 2014. Mr. Goren has 8,000,399 options that are vested and exercisable within sixty days of December 31, 2014. In accordance with applicable regulations, the value of such options does not reflect an estimate for features related to service-based vesting used by the Company for financial statement purposes. See footnote 9 in the Notes to Consolidated Financial Statements included with this report on Form 10-K.

Outstanding Equity Awards at December 31, 2014

The following table summarizes the outstanding equity award holdings held by our named executive officers. The amounts are not stated in thousands.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Philip S. Sassower, Co-Chairman and CEO	1,000,000(1) 3,792,	(1) (2)	─ (1) 2,707,251(2)	$0.0649 $0.0450	01/28/2018 01/03/2020
William Keiper, President and COO	8,000,000(3) 2,333,	(3) (4)	─(3) 1,666,001(4)	$0.0250 $0.0450	08/11/2018 01/03/2020
Andrea Goren, Chief Financial Officer	1,000,000(5) 5,000,000(6) 1,7	(5)(6) (7)	─ (5) ─ (6) 1,249,501(7)	$0.0649 $0.0250 $0.0450	01/28/2018 08/11/2018 01/03/2020

(1)	Mr. Sassower's 1,000,000 options were granted on January 28, 2011, vest pro rata quarterly over three years, and expire on January 28, 2018.
(2)	Mr. Sassower's 6,500,000 options were granted on January 3, 2013, vest pro rata quarterly over three years, and expire on January 3, 2020.
(3)	Mr. Keiper's 8,000,000 options were granted on August 11, 2011, vest pro rata monthly over two years, and expire on August 11, 2018
(4)	Mr. Keiper's 4,000,000 options were granted on January 3, 2013, vest pro rata quarterly over three years, and expire on January 3, 2020.
(5)	Mr. Goren's 1,000,000 options were granted on January 28, 2011, vest pro rata quarterly over three years, and expire on January 28, 2018.
(6)	Mr. Goren's 5,000,000 options were granted on August 11, 2011, vest pro rata quarterly over three years, and expire on August 11, 2018.
(7)	Mr. Goren's 3,000,000 options were granted on January 3, 2013, vest pro rata quarterly over three years, and expire on January 3, 2020.

Equity Compensation Plan Information

The following table provides information as of December 31, 2014, regarding our compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

	Number of Securities To Be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price Of Outstanding Options and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders
1999 Stock Option Plan	25	$0.20	−
2011 Stock Compensation Plan	71,438	$0.05	78,500
Equity Compensation Plans Not Approved by Security Holders
2009 Stock Compensation Plan	425	$0.11	6,502
Non Plan Stock Options	125	$0.15	−
Total:	72,013	$0.04	85,002

TRANSACTIONS WITH RELATED PERSONS
Phoenix is the beneficial owner of approximately 64.9% of the Common Stock of the Company when calculated in accordance with Rule 13d-3, and Michael W. Engmann, together with two affiliated entities, is the beneficial owner of approximately 33.1% of the Common Stock of the Company when calculated in accordance with Rule 13d-3.

In the February 2014 private placement of units consisting each of two shares of Series D-1 Preferred Stock and one share of Series D-2 Preferred Stock, the Company received $9 and $50 from Andax LLC and Mr. Gilbert, respectively, and issued 9 and 50 shares of Series D Preferred Stock to the related parties, respectively. In addition, Andax LLC and Mr. Gilbert received 82 and 455 warrants to purchase shares of the Company's Common Stock at an exercise price of $0.0275 at closing, and pursuant to the terms of the financing an additional 245 and 1,363 warrants, respectively. The Company paid a $35 administrative fee in cash to SG Phoenix.

In connection with the December 2013, February 2014, and March 2014 private placement, the Company issued to SG Phoenix 3,000 warrants to purchase 3,000 shares of Common Stock at an exercise price of $0.0275 per share.

In the August 2014 private placement, the Company received $400 from Michael Engmann, and issued 400 shares of Series D-1 Preferred. The Company paid $50 in administrative fees in cash to SG Phoenix as an administrative fee associated with the August 2014 private placement.

The following table summarizes the contingent warrants received by related parties during 2014, per the terms of the December 2013, February 2014, and March 2014 private placements.

Date of Issue	Expiration Date	Exercise Price	Andax LLC	Michael Engmann	Philip Sassower	Phoenix Banner Holdings	Stanley Leon Gilbert
5/15/2014	12/31/2016	$0.0275	182	5,526	2,050	2,366	455
8/14/2014	12/31/2016	$0.0275	182	5,526	2,050	2,366	455
11/14/2014	12/31/2016	$0.0275	181	5,526	2,049	2,366	454
Total			545	16,578	6,149	7,098	1,364

In April 2013, the Company borrowed $250 in the form of a demand note from Phoenix Banner Holdings LLC, with an interest rate of 10% per annum. This amount plus $2 in accrued interest was repaid from the May 2013 private placement of Series D Preferred Stock.

In the May 2013 private placement of Series D Preferred Stock, the Company received $100 and $11 from Mr. Sassower and Andax LLC, respectively, issuing 20 and 2.2 May 2013 Units consisting of 1 share of Series D-1 Preferred Stock and 4 shares of Series D-2 Preferred Stock, respectively. The shares of Series D Preferred Stock from this investment were exchanged by Mr. Sassower and Andax LLC for Units in the December 31, 2013 financing round.

From August 2013 through December 2013, the Company secured $1,025 in 10% demand notes from related parties. In November 2013, the Board of Directors approved the issuance of warrants in connection with the issuances of demand notes. The Company issued a total of 19,584 warrants to related parties along with the demand notes. At December 31, 2013, accrued interest associated with the above notes was approximately $27. Detail on these demand note and warrant issuances is as follows:

	Phoenix Banner Holdings LLC		Michael W. Engmann		Kendu Partners Company		Philip Sassower
Date	Note Amount	Warrants	Note Amount	Warrants	Note Amount	Warrants	Note Amount	Warrants
8/2/2013	$250
9/3/2013					$250
9/27/2013			$250
11/6/2013		4,167		4,167		4,167
12/3/2013			$150	5,000
12/17/2013							$125	2,083

Total	$250	4,167	$400	9,167	$250	4,167	$125	2,083

In November 2013, the Company borrowed an additional $60 in demand notes from an employee of the Company. The notes plus accrued interest of $1 were repaid at December 31, 2013 from financing proceeds.

In the December 2013 private placement of Series D Preferred Stock, the related parties listed in the above table converted their demand notes and most of the accrued interest into Units of Series D Preferred Stock consisting of 1 share of Series D-1 Preferred Stock and 2 shares of Series D-2 Preferred Stock. As a result, the Company issued 260, 258, 407 and 125 shares of Series D Preferred Stock, as well as 2,366, 2,346, 3,708 and 1,140 warrants to purchase Company Common Stock, to Phoenix Banner Holdings LLC, Kendu Partners Company, Michael W. Engmann and Philip Sassower, respectively.

SG Phoenix LLC, a Phoenix affiliate, acted as administrative agent with respect to the aforementioned demand and preferred stock offerings.  Philip Sassower and Andrea Goren are the co-managers of SG Phoenix LLC, and are also the Company's Chief Executive Officer and Chief Financial Officer, respectively.  Mr. Sassower is Co-Chairman of the Board of Directors, and Mr. Goren is also a member of the Company's Board of Directors and the Company's Corporate Secretary. The Company agreed to pay all legal fees and out-of-pocket expenses incurred by SG Phoenix LLC and its affiliates in connection with the aforementioned offerings. In addition and in connection to such offerings, SG Phoenix LLC was paid a cash administrative fee equal to $150 and issued three-year warrants to purchase 3,000 shares of the Common Stock at a $0.05 exercise price for the offerings in 2013, and an additional $75 in cash plus a similar warrant to purchase an additional 3,000 shares of Common Stock at a $0.0275 exercise price for the offerings in 2013.

During the year ended December 31, 2014, the Company exercised its option to make preferred dividend payments in kind. For the year ended December 31, 2014, the Company issued 82 shares of Series A-1 Preferred Stock, of which 55 were to related parties, 1,149 shares of Series B Preferred Stock, of which 776 were to related parties, 468 shares of Series C Preferred Stock, of which 249 were to related parties, 472 shares of Series D-1 Preferred Stock, of which 213 were to related parties, and 540 shares of Series D-2 Preferred Stock, of which 70 were to related parties.

Interest expense associated with the Company's indebtedness for the years ended December 31, 2014 and 2013, was $0 and $436, respectively, of which $0 and $436, respectively, was related party expense. Amortization of debt discount and deferred financing costs and the loss on extinguishment of debt for the year ended December 31, 2014 and 2013, was $0 and $111, respectively, of which $0 and $111, respectively, was related party expense.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC.  The following Section 16 filings were not timely filed for the year ended December 31, 2014: the Form 4 for Andrea Goren dated February 7, 2014, May 15, 2014, August 14, 2014, November 14, 2014 and December 31, 2014, the Form 4 for Philip Sassower dated March 31, 2014, May 15, 2014, August 14, 2014, and November 14, 2014, the Form 4 for Stan Gilbert dated February 7, 2014, May 15, 2014, August 14, 2014 and November 14, 2014, the Form 4 for Jeffrey Holtmeier dated August 11, 2014 and the Form 4 for William Keiper dated March 6, 2014 and August 11, 2014.

COMPANY CODE OF ETHICS
The Company has adopted a Code of Ethics ("Code"), which is applicable to all Company employees , including the principal executive officer, the principal financial officer and controller and principal accounting officer ("Senior Executive and Financial Officers"). The Code is available on the Company's website, www.cic.com. The Company intends, when applicable, to post amendments to or waivers from the Code (to the extent applicable to its Senior Executive and Financial Officers) on its website and in any manner otherwise required by the applicable standards or best practices.

STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS
Stockholder Proposals for Inclusion in Next Year's Proxy Statement
To be considered for inclusion in the proxy statement relating to next year's annual meeting, a stockholder proposal must be received at our principal executive offices no later than July 23, 2016, which is the 120th day preceding the anniversary of the date on which the Company mailed its proxy materials to stockholders for the 2015 Annual Meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year's annual meeting, then, to be considered for inclusion in the proxy statement relating to next year's annual meeting, notice of a stockholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.
Other Stockholder Proposals
If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the proxy statement, the stockholder must provide the information required by our Bylaws and give timely notice to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not later than 60 days nor more than 90 days prior to next year's annual meeting. In the event, however, that notice of next year's annual meeting is given by the Company less than 60 days prior to next year's annual meeting, then notice must be received from the stockholder by the Secretary not later than the close of business on the 15th day following the date on which notice of next year's annual meeting of the stockholders was mailed, which will be the date of next year's proxy statement. Notices of intention to present proposals at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.
Stockholder Director Nominations
Under our Bylaws, stockholders may also nominate an individual to serve on our Board of Directors. In order to nominate a person or persons for election to the Board of Directors at our next annual meeting, a stockholder must provide the information required by our Bylaws and give timely notice of their intention to do so to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not more than 90 days nor less than 60 days prior to the anniversary of the date of the Company's definitive proxy statement provided in connection with the Company's annual meeting in the previous year. Notwithstanding the preceding sentence, in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year's annual meeting, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (1) the ninetieth (90th) day prior to such annual meeting and (2) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In the case of a special meeting of stockholders called for the purpose of electing directors, notice by the stockholder must be received by the Secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. The notice given by the stockholder must include (1) the name and address of the stockholder who intends to make the nomination, and the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed with SEC pursuant to the proxy rules; and (5) the manually signed consent of each nominee to serve as a director of the Company if so elected. The presiding officer at the annual meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. A stockholder's written notice of such stockholder's intention to make such nomination or nominations at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

SOLICITATION OF PROXIES
The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained Broadridge Financial Solutions to assist the Company in the solicitation of proxies. The Company has agreed to pay Broadridge a fee of approximately $18,000 for its services. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Annual Meeting.
OTHER MATTERS
The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment with respect to any such matter.
Stockholders are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy card will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.
ADDITIONAL INFORMATION
A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2014 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2014 with the Securities and Exchange Commission (the "SEC"). The SEC maintains a web site, www.sec.gov that contains reports, Proxy Statements, and certain other information filed electronically by the Company with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Communication Intelligence Corporation, Attn: Corporate Secretary, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065, or visiting the Company's web site at www.cic.com.
INCORPORATION BY REFERENCE
The Company incorporates by reference the information provided under Item 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations), Item 7A (Quantitative and Qualitative Disclosures about Market Risk), and Item 8 (Consolidated Financial Statements) contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 accompanying this proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS

Philip S. Sassower Co-Chairman and Chief Executive Officer
November 19, 2015

COMMUNICATION INTELLIGENCE CORPORATION 275 SHORELINE DRIVE, Suite 500
REDWOOD SHORES, CA 94065
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all  future  proxy  statements,  proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M79024-Z64078                                                                 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMMUNICATION INTELLIGENCE CORPORATION

The Board of Directors recommends you vote FOR the following:	For	Withhold	For All	To Withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
	All	All	Except

1.	Election of Directors		!	!	!
Nominees:
	1)Andrea Goren 2)Stanley L. Gilbert 3)Philip Sassower	4)Jeffrey Holtmeier 5)David Welch 6)Michael W. Engmann 7)Francis Elenio

The Board of Directors recommends you vote FOR proposals 2.

For	Against	Abstain

2.	To ratify the appointment of Armanino LLP as the Company's independent auditors for the year ending December 31, 2015.
NOTE: The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, to the greatest extent permissible, this Proxy Card will be voted "FOR" (1) the election of all directors;
(2) to consider and vote upon a proposal to ratify the appointment of Armanino LLP as the Company's independent auditors for the year ending December 31, 2015.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary  , please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]                                                                                                            Date                                                        Signature (Joint Owners)                                                                                                                                                    Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

M79025-Z64078

PROXY
COMMUNICATION INTELLIGENCE CORPORATION 275 SHORELINE DRIVE, SUITE 500
REDWOOD SHORES, CALIFORNIA 94065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 16, 2015.

The undersigned does hereby appoint Andrea Goren and Craig Hutchison and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated on the reverse side, all the shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock of Communication Intelligence Corporation (the "Company") held of record by the undersigned on November 16, 2015 (the "Record Date") in connection with the proposals presented at the Company's Annual Meeting of Stockholders to be held on December 16 2015 at 1 p.m., local time, at the Company's headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated November 19, 2015, hereby revoking all proxies heretofore given with respect to such matters. The Board of Directors recommends a vote "FOR" each of the Proposals.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2015 Annual Meeting to be Held on December 16, 2015. The proxy materials for the Communication Intelligence Corporation 2015 Annual Meeting of Stockholders are available at www.proxyvote.com. To view the proxy materials, please have your proxy card in hand when you access the website and follow the instructions to access the proxy materials.

Continued and to be signed on reverse side